UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 27, 2014

FREEBUTTON, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-54009 (Commission File Number)	20-5982715 (I.R.S. Employer Identification No.)

7040 Avenida Encinas
Suite 104-159
Carlsbad, CA 92011

(Address of principal executive offices)

(760) 487-7772
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01     Entry Into a Material Definitive Agreement

On May 23, 2014, FreeButton, Inc. (“FreeButton”) entered into an exchange agreement (the “Exchange Agreement”) with A1 Vapors, Inc. (“A1 Vapors”), a Florida corporation. Under the terms of the Exchange Agreement, the shareholders of A1 Vapors will receive 21,000,000 newly-issued shares of FreeButton’s Common Stock in exchange for all of A1 Vapor’s outstanding Common Stock. Upon completion of the proposed transaction, A1 will become a wholly-owned subsidiary of FreeButton. The obligation to close the transaction under the terms of the Exchange Agreement shall be subject to normal terms and conditions contained in such agreements.

A1 Vapors is a product development and marketing company catering to the electronic vapor cigarette and accessories industry. A1 Vapors offers a variety of options to choose from to appeal to all smokers including a diverse selection of devices and flavors. The company currently owns and operates 4 retail locations, its’ ecommerce global website, and distribution licenses with accessory manufacturers.

Certain statements contained in this Current Report on Form 8-K are forward-looking statements and are based on future expectations, plans and prospects for FreeButton’s business and operations that involve a number of risks and uncertainties.  FreeButton’s forward-looking statements in this report are made as of the date hereof, and the Corporation disclaims any duty to supplement, update or revise such statements on a going-forward basis, whether as a result of subsequent developments, changed expectations or otherwise.  In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, the Corporation is identifying certain forward-looking information regarding, among other things, the acquisition of A1 Vapors by FreeButton.  Actual events or results may differ materially from those contained in these forward-looking statements.  Important factors that could cause further events or results to vary from those addressed in the forward-looking statements include, without limitation, risks and uncertainties arising from the ability of FreeButton to successfully complete this Acquisition; uncertainties relating to the ability to realize the expected benefits of the acquisition; unanticipated or unfavorable regulatory matters; general economic conditions in the region and industry which FreeButton and A1 Vapors operate, and other risk factors as discussed in the Corporation’s other filings made by the Corporation from time to time with the Securities and Exchange Commission.

Item 9.01     Financial Statements and Exhibits

Exhibit 10.1     Exchange Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2014

FREEBUTTON, INC.

By: /s/ James Edward Lynch, Jr.

James Edward Lynch, Jr.

President and Chief Executive Officer

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